                                                            UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                    PURSUANT TO SECTION 13 OR 15(d)
                                                                of the
                                                    SECURITIES EXCHANGE ACT OF 1934

                                            Date of Event Requiring Report: August 10, 2005

                                                         SOLAR ENERGY LIMITED
                                        (Exact name of registrant as specified in its charter)

                                                               DELAWARE
                                    (State or other jurisdiction of incorporation or organization)

                        000-30060                                                 76-0418364
                 (Commission File Number)                            (IRS Employer Identification Number)

                                  Peter Tsaparas, Chief Executive Officer and Chief Financial Officer
                               145-925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2
                                      (Address of principal executive offices)

                                                   (604) 669-4771
                                (Registrant's telephone number, including area code)

                              2610-1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2
                                     (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 10, 2005, Solar Energy Limited (“Company”) entered into and completed a Stock Purchase Agreement (“Agreement”) with Planktos, Inc. (“Planktos”) and Russ George, the sole shareholder of Planktos (“Seller”) in connection with the Company’s acquisition of 100% of Planktos’ issued and outstanding stock.

Pursuant to the agreement, the Company acquired 100% of the common stock of Planktos for a purchase price of one million five hundred thousand dollars ($1,500,000) in the form of a convertible debenture. The convertible debenture has a 5 year term, bears interest at 5% (payable in only in the event that Planktos realizes net income from operations) and is convertible into Company’s shares at 10% below market at any time after twelve (12) months and prior to the expiration of the debenture. The agreement commits the Company to assist Planktos in the process of becoming a public company within the next six (6) months either by reverse acquisition into an existing public entity or through an initial public offering of Planktos’ common stock and to advance up to $1,500,000 in the form of loans over the next twelve months. Should the Company fail to arrange the required financing within twelve months of the agreement, Russ George has the right to redeem the shares of Planktos in exchange for canceling any amounts due to him pursuant to the debenture and the Company has the right to redeem the debenture in exchange for returning the Planktos shares to Mr. George.

ITEM 7.01 REGULATION FD DISCLOSURE

The information contained herein includes the Stock Purchase Agreement dated August 10, 2005 between the Company and Planktos attached as Exhibit 10, and a press release dated August 12, 2005 announcing the acquisition of Planktos attached as Exhibit 99, both of which are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Pro forma financial statements will be filed by amendment to this Form 8K within the time permitted by the rule.

(c)     The following exhibits are filed herewith:

Exhibit No.       Page No.          Description

10                4                 Stock Purchase Agreement dated August 10, 2005 between the Company and Planktos (the attached does not contain all referenced exhibits).

99                38                Press Release dated August 12, 2005 announcing the acquisition of Planktos.
Attached 10 Attached 99

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solar Energy Limited Date

By: /s/ Peter Tsaparas
August 18, 2005

Name: Peter Tsaparas
Title:
Chief Executive Officer